COLONIAL HIGH INCOME MUNICIPAL TRUST
                  One Financial Center, Boston, Massachusetts 02111
                                   (617) 426-3750

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               TO BE HELD MAY 27, 1998

Dear Shareholder:

         The Annual Meeting of Shareholders (Meeting) of Colonial High Income Municipal Trust (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Wednesday, May 27, 1998, at 10:00 a.m., Eastern time, to:

          1.     Elect three Trustees;

          2.     Ratify the selection of independent accountants; and

          3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                                                       By order of the Trustees,



                                            Nancy L. Conlin, Assistant Secretary


April 15, 1998

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

HI-85/016F-0398

                                   PROXY STATEMENT
                                 General Information

                                                                 April 15, 1998

         The enclosed proxy, which was first mailed on April 15, 1998, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Assistant Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

         Holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On March 2, 1998, the Fund had outstanding 31,013,575 shares of beneficial interest. Shareholders of record at the close of business on March 2, 1998 will have one vote for each share held. As of March 2, 1998, The Depository Trust Company (Cede & Co.), 7 Hanover Square, New York, New York 10004 owned of record 25,740,766 shares representing 83.00% of the Fund's outstanding shares.

         Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

         Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02111 or by calling 1-800-426-3750.

1.       Election of Three Trustees.

         Messrs. Bleasdale, Lowry and Neuhauser (who have each agreed to serve) are proposed for election as Trustees of the Fund, each to serve three years or until a successor is elected. The Board of Trustees currently consists of Ms. Collins and Messrs. Birnbaum, Bleasdale, Grinnell, Ireland, Lowry, Mayer, Moody, Neuhauser, Shinn, Sullivan and Weeks. Effective April 24, 1998, Messrs. Ireland, Shinn and Weeks will retire as Trustees of the Fund.

The Board is divided into the following three classes, each with a three year term expiring in the year indicated (assuming the persons listed above are elected at the Meeting and the persons listed above retire):

        1999                     2000                    2001
        ----                     ----                    ----

        Ms. Collins              Mr. Birnbaum            Mr. Bleasdale
        Mr. Sullivan             Mr. Grinnell            Mr. Lowry
                                 Mr. Mayer               Mr. Neuhauser
                                 Mr. Moody

         The following table sets forth certain information about the Board of
Trustees:


                                                                           Shares
                                                                           Beneficially
                                                                           Owned and
                                                                           Percent of
                                                                           Fund at
Name              Trustee                                                  March 2,
(Age)             since     Principal Occupation (1) and Directorships     1998 (2)
Robert J. Birnbaum          Retired (formerly Special Counsel, Dechert        -0-
(70)               1995     Price & Rhoads--law).  Director or Trustee:
                            Colonial Funds, Liberty All-Star Equity Fund,
                            Liberty All Star Growth Fund, Inc., The
                            Emerging Germany Fund.

Tom Bleasdale               Retired (formerly Chairman of the Board and       -0-
(67)               1989     Chief Executive Officer, Shore Bank & Trust
                            Company--banking).  Director or Trustee:
                            Colonial Funds, Empire Company Limited.

Lora S. Collins             Attorney (law) (formerly Attorney, with           -0-
(62)               1992     Kramer, Levin, Naftalis & Frankel--law).
                            Trustee:  Colonial Funds.

James E. Grinnell           Private Investor.  Director or Trustee:
(68)               1995     Colonial Funds, Liberty All-Star Equity Fund,
                            Liberty All-Star Growth Fund, Inc.                -0-

Richard W. Lowry            Private Investor.  Director or Trustee:
(61)               1995     Colonial Funds, Liberty All-Star Equity Fund,
                            Liberty All-Star Growth Fund, Inc.                -0-

William E. Mayer*           Partner, Development Capital LLC
(57)               1994     (investments) (formerly Dean of the College
                            of Business and Management, University of
                            Maryland--higher education; Dean of the Simon
                            Graduate School of Business, University of
                            Rochester--higher education).  Director or
                            Trustee:  Colonial Funds, Hambrecht & Quist
                            Incorporated, Chart House Enterprises, Johns
                            Manville.                                         -0-

James L. Moody, Jr.         Retired (formerly Chairman of the Board,
(66)               1989     Chief Executive Officer and Director,
                            Hannaford Bros. Co.-food distributor).
                            Director or Trustee: Colonial Funds,
                            Penobscot Shoe Co., UNUM Corporation, IDEXX
                            Laboratories, Staples, Inc., Empire Company
                            Limited.                                          -0-

John J. Neuhauser           Dean of the School of Management, Boston
(55)               1992     College (higher education).  Director or
                            Trustee: Colonial Funds, Hyde Athletic
                            Industries, Inc.                                  -0-

Robert L. Sullivan          Retired Partner, Peat Marwick Main & Co.
(70)               1989     (management consulting) (formerly
                            self-employed Management Consultant).
                            Trustee: Colonial Funds.                          -0-

* Mr. Mayer is an "interested person," as defined by the Investment Company Act of 1940 (1940 Act) because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) On March 2, 1998, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

         In this Proxy Statement, "Colonial Funds" means Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, LFC Utilities Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.

         The following table sets forth certain information about the executive officers of the Fund:



                                                                                 Shares
                                                                                 Beneficially
                                                                                 Owned and
                                                                                 Percent of
                  Executive                                                      Fund at
Name              Officer                                                        March 2,
(Age)             Since        Office with Fund; Principal Occupation (3)        1998 (4)

Harold W. Cogger               President  of the  Fund  and  of the  Colonial      -0-
(62)               1993        Funds since March, 1996 (formerly Vice President
                               from July, 1993 to March, 1996); Chairman of the
                               Board since March, 1996 and Director since March,
                               1984 of the Adviser (formerly President from
                               July, 1993 to December, 1996, Chief Executive
                               Officer from March, 1995 to December, 1996 and
                               Executive Vice President from October, 1989 to
                               July, 1993); Director since October, 1991 and
                               Chairman of the Board since March, 1996 of The
                               Colonial Group, Inc. (TCG) (formerly President
                               from October, 1994 to December, 1996 and Chief
                               Executive Officer from March, 1995 to December,
                               1996); Executive Vice President and Director
                               since March, 1995 of Liberty Financial Companies,
                               Inc. (Liberty Financial). Director or Trustee:
                               Liberty All-Star Equity Fund, Liberty All-Star
                               Growth Fund, Inc., Stein Roe & Farnham
                               Incorporated.


                                          5

Davey S. Scoon                 Vice President of the Fund and of the Colonial      -0-
(51)               1993        Funds since June, 1993 (formerly Treasurer from
                               March, 1985 to June, 1993); Executive Vice
                               President since July, 1993 and Director since
                               March, 1985 of the Adviser (formerly Senior Vice
                               President and Treasurer from March, 1985 to July,
                               1993); Executive Vice President and Chief
                               Operating Officer since March, 1995 of TCG
                               (formerly Vice President - Finance and
                               Administration and Treasurer from November, 1985
                               to March, 1995).

Timothy J. Jacoby              Treasurer and Chief Financial Officer of the Fund   -0-
(45)              1996         and of the Colonial Funds since October, 1996;
                               (formerly Controller and Chief Accounting Officer
                               from October, 1997 to February, 1998); Senior
                               Vice President since September, 1996 of the
                               Adviser; (formerly Senior Vice President,
                               Fidelity Accounting and Custody Services from
                               September, 1993 to September, 1996 and Assistant
                               Treasurer from August, 1990 to September, 1993 to
                               the Fidelity Group of Funds).

J. Kevin Connaughton           Controller and Chief Accounting Officer of the      -0-
(33)                1998       Fund and of the Colonial Funds since February,
                               1998; Vice President since February, 1998 of the
                               Adviser (formerly Senior Tax Manager, Coopers &
                               Lybrand, LLP from April, 1996 to January, 1998;
                               Vice President, 440 Financial Group/First Data
                               Investor Services Group from March, 1994 to
                               April, 1996; Vice President, The Boston Company
                               (subsidiary of Mellon Bank) from December, 1993
                               to March, 1994; Assistant Vice President and Tax
                               Manager, Mellon Bank from March, 1992 to
                               December, 1993).

Nancy L. Conlin                Assistant  Secretary  of the  Fund  and of the      -0-
  (44)              1994       Colonial Funds since July, 1994 (formerly
                               Partner, Mintz, Levin, Cohn, Ferris, Glovsky and
                               Popeo, P.C.).

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(4) On March 2, 1998, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

                 Trustees' Compensation, Meetings and Committees

         The members of the Board of Trustees received the following compensation from the Fund for the fiscal year ended December 31, 1997 and from the Colonial Funds Complex for the calendar year ended December 31, 1997, for serving as Trustees(5):


                                                Total Compensation
                           Aggregate            From Fund And
                           Compensation         Fund Complex Paid To
                           From Fund For The    The Trustees For The
                           Fiscal Year Ended    Calendar Year Ended
Trustee                    December 31, 1997    December 31, 1997(6)
-------                    -----------------    --------------------

Robert J. Birnbaum          $1,713              $ 93,949
Tom Bleasdale                1,941(7)            106,432(8)
Lora S. Collins              1,710                93,949
James E. Grinnell            1,809(9)             94,698(10)
William D. Ireland, Jr.      1,853               101,445
Richard W. Lowry             1,725                94,698
William E. Mayer             1,640                89,949
James L. Moody, Jr.          1,797(11)            98,447(12)
John J. Neuhauser            1,731                94,948
George L. Shinn              1,887               103,443
Robert L. Sullivan           1,823                99,945
Sinclair Weeks, Jr.          1,855               101,445

(5) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(6) At December 31, 1997, the Colonial Funds Complex consisted of 39 open-end and 5 closed-end management investment company portfolios.
(7)  Includes $1,049 payable in later years as deferred compensation.
(8)  Includes $57,454 payable in later years as deferred compensation.
(9)  Includes $85 payable in later years as deferred compensation.
(10) Includes $4,797 payable in later years as deferred compensation.
(11) Total compensation of $1,797 for the fiscal year ended December 31, 1997 will be payable in later years as deferred compensation.
(12) Total compensation of $98,447 for the calendar year ended December 31, 1997 will be payable in later years as deferred compensation.

         The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (together, Liberty Funds) for service during the calendar year ended December 31, 1997:

                                    Total Compensation From Liberty
                                    Funds For The Calendar Year
Trustee                             Ended December 31, 1997 (13)
-------                             ----------------------------

Robert J. Birnbaum                   $26,800
James E. Grinnell                     26,800
Richard W. Lowry                      26,800

(13) The Liberty Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Adviser).

         During the Fund's fiscal year ended December 31, 1997, the Board of Trustees held six meetings.

         The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Lowry, Moody, Shinn, Sullivan and Weeks, met three times during the Fund's fiscal year ended December 31, 1997. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

         The Compensation Committee of the Colonial Funds, consisting of Ms. Collins and Messrs. Grinnell, Neuhauser and Sullivan, met three times during the Fund's fiscal year ended December 31, 1997. The Committee reviews compensation of the Board of Trustees.

         The Governance Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody, Neuhauser and Weeks, met three times during the Fund's fiscal year ended December 31, 1997. The Committee in its sole discretion recommends to the Trustees, among other things, nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

         During the Fund's fiscal year ended December 31, 1997, each of the current Trustees, attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

         If any of the nominees listed above becomes unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

                                  Required Vote

         A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

                           Description of the Adviser

         The Adviser is a wholly-owned subsidiary of The Colonial Group, Inc., which in turn is a wholly-owned subsidiary of Liberty Financial. Liberty Financial is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Its principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Adviser and its affiliates.

2.       Ratification of Independent Accountants.

         Price Waterhouse LLP was selected as independent accountants for the Fund for the Fund's fiscal year ending December 31, 1998 by unanimous vote of the Trustees, subject to ratification or rejection by the shareholders. Neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement (if the representative desires).

                                    Required Vote

         Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.

3.       Other Matters and Discretion of Attorneys Named in the Proxy

         As of the date of this Proxy Statement, only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

         The Meeting is to be held at the same time as meetings of the shareholders of Colonial InterMarket Income Trust I and Colonial Investment Grade Municipal Trust. It is anticipated that the meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

         If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by May 27, 1998, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(f) of the 1940 Act, as amended, require the Fund's Board of Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities (Section 16 reporting persons), the Fund's investment adviser and affiliated persons of the Fund's investment adviser to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such reports furnished to the Fund and on representations that no other reports were required during the fiscal year ended December 31, 1997, the
Section 16 reporting persons complied with all Section 16(a) filings applicable to them.

                      Date for Receipt of Shareholder Proposals

         Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 1999 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts, 02111 on or before December 16, 1998.

      Shareholders are urged to vote, sign and mail their proxies immediately.

                        [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      COLONIAL HIGH INCOME MUNICIPAL TRUST
           This Proxy is Solicited on Behalf of the Board of Trustees

PROXY
         The undersigned shareholder hereby appoints William J. Ballou, Harold
W. Cogger and Nancy L. Conlin, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust (the "Trust"), to be held in Boston, Massachusetts, on Wednesday, May 27, 1998 and at any adjournments, as follows on the reverse side of this card.

      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      /SEE REVERSE SIDE/

/X/  Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein and, absent direction, will be voted FOR Items 1 and 2 below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:

1.       ELECTION OF THREE TRUSTEES.  (Item 1 of the Notice)

Tom Bleasdale              Richard W. Lowry             John J. Neuhauser


   /   / FOR               /   /    WITHHOLD         /   /    FOR ALL EXCEPT

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.

2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)

   /   / FOR               /   /    AGAINST          /   /    WITHHOLD

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT /    /



                         Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                         Signature------------------- Date------------------



                         Signature------------------- Date------------------


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED ENVELOPE.